                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 20, 2010

                     ANGELES INCOME PROPERTIES, LTD. 6

           (Exact name of Registrant as specified in its charter)

California	0-16210	95-4106139
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Angeles Income Properties, Ltd. 6, a California limited partnership (the “Registrant”), owns Homestead Apartments (“Homestead”), a 168-unit apartment complex located in Lansing, Michigan.  As previously disclosed, on October 26, 2009, the Registrant entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Homestead on Lake Lansing, LLC, a Michigan limited liability company (the “Purchaser”), to sell Homestead for a total sales price of $7,000,000.

As previously disclosed, the Purchase Contract was terminated on January 25, 2010 and reinstated on February 3, 2010 at the same sales price of $7,000,000.

As previously disclosed, on March 29, 2010, the Registrant and the Purchaser entered into a Second Amendment to the Purchase and Sale Contract pursuant to which the Registrant agreed to give the Purchaser a credit against the purchase price of $6,000 for capital improvements at Homestead required by the lender.

On April 20, 2010, the Registrant and the Purchaser entered into a Third Amendment to the Purchase and Sale Contract (the “Third Amendment”) pursuant to which the expected closing date was extended from April 26, 2010 to May 21, 2010.  The parties agreed that the closing date may be extended without penalty at the option of the Registrant to June 30, 2010.  In addition, under the terms of the Third Amendment, $25,000 of the deposits was released to the Registrant on April 21, 2010.

The summary of the terms and conditions of the Third Amendment is qualified in its entirety by reference to the Third Amendment to Purchase and Sale Contract, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10.44       Third Amendment to Purchase and Sale Contract between Angeles Income Properties, Ltd. 6, a California limited partnership, and Homestead on Lake Lansing, LLC, a Michigan limited liability company, dated April 20, 2010. *

* Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELES INCOME PROPERTIES, LTD. 6

By:   Angeles Realty Corporation II

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: April 26, 2010